                                                                    Exhibit 10.2

                             MEDIQUAL SYSTEMS, INC.

                            1996 STOCK INCENTIVE PLAN


1.       PURPOSES OF THE PLAN.

         The purposes of this 1996 Stock Incentive Plan of MediQual Systems, Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees and consultants of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees and consultants of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.       DEFINITIONS.

         (a) "Accelerate," "Accelerated," and "Acceleration," when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares.

         (b)      "Acquisition" means

                           (i)      a merger or consolidation in which
                  securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

                           (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

         (c) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

         (d)      "Board" means the Board of Directors of the Company.

         (e) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity.

         (f) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

                           (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

         (g) "Common Stock" means the authorized common stock of the Company.

         (h)      "Company" means MediQual Systems, Inc.

         (i) "Eligible Employee" means any person who is, at the time of the grant of an Option or Restricted Stock Award, an employee (including officers and employee directors) or consultant of the Company or any Subsidiary.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         (k) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

         (l) "Hostile Takeover" means a change in ownership of the Company effected through the following transaction:

                           (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

                           (ii) more than 50% of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

         (m) "Participant" means any Eligible Employee selected to receive an Option or Restricted Stock Award pursuant to Section 5.

         (n) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance are met.

         (o) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code and regulations thereunder.

         (p) "Option" means an Incentive Stock Option or a nonqualified stock option.

         (q) "Plan" means this 1996 Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

         (r) "Subsidiary" means any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code) of the Company.

         (s) "Takeover Price" means, with respect to any Incentive Stock Option, the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover, or in the case of a nonqualified Option, such Fair Market Value or, if greater, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         (a)      Subject to adjustment in accordance with the provisions of
Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 1,500,000 shares, which aggregate number of shares, automatically and without further action, shall increase, on January 1, 1998, and each January 1 thereafter during the term of the Plan, by an additional number of shares of Common Stock equal to ten per cent (10%) of (i) the difference between the total number of shares of Common Stock and Common Stock equivalents issued and outstanding as of the close of business on December 31 of the preceding year and (ii) the total number of shares of Common Stock and Common Stock equivalents issued and outstanding as of the close of business on December 31 of the year prior to such preceding year.

         (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

         (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in
Section 3(a) and may again be made subject to Options or Restricted Stock
Awards.

4.       ADMINISTRATION OF THE PLAN.

         (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

         (b) The Plan will be administered by the Committee, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall determine the Eligible Employees to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

         (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.       GRANTS.

         (a) The Committee shall determine and designate from time to time those Eligible Employees who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

         (b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant. Subject to adjustment in accordance with the provisions of Section 8 of the Plan, (i) no person may in any year be granted Options or Restricted Stock Awards with respect to more than 500,000 shares of Common Stock, and (ii) no more than an aggregate of 3,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan.

6.       TERMS AND CONDITIONS OF STOCK OPTIONS.

         (a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided, however, that the purchase price under a nonqualified Option shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant of such Option, and the purchase price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option.

         (b) Each Option shall be exercisable at such time or time, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). The Option shall expire no later than three months following termination of the optionee's employment or consulting relationship with the Company or a Subsidiary, except in the event that such termination is due to death or disability, in which case the Option may be exercisable for a maximum of twelve months after such termination. In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

         (c) Unless the Compensation Committee otherwise determines (whether at the time the Option is granted or otherwise), upon the exercise of an Option, the purchase price will be payable in full in cash.

         (d) Incentive Stock Options may be granted under the Plan only to employees of the Company or a Subsidiary, and the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Internal Revenue Code. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or a Subsidiary shall be, and any Options that purport to be Incentive Stock Options but are granted in amounts in excess of those specified in this Section 6(d), shall to the extent of such excess be, nonqualified Options.

         (e) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

         (f) Subject to the short-swing profit restrictions of the Federal securities laws, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option cancellation and cash distribution.

7.       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

         (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

                  (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire, unless the Committee determines otherwise.

                  (ii) The Committee shall provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

                  (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

                  (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

         (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant, provided, however, that the restrictions on Restricted Stock Awards shall not fully lapse in less than [three] years from the date of grant, or not less than [one] year from the date of grant if such restrictions also require the achievement of one or more predetermined performance objectives. In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company unless the Committee determines otherwise.

         (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.       ADJUSTMENT PROVISIONS.

         (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Company's first registration statement on Form S-1 filed under the Securities Act of 1933, as amended. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

         (b) The Committee shall have discretion to provide for the Acceleration of one or more outstanding Options held by employees and the vesting of unvested shares held by employees as Restricted Stock Awards upon the occurrence of a Change in Control of the Company. Such Accelerated vesting may be conditioned on the subsequent termination of the affected optionee's employment. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option Term.

         (c) In the event of an Acquisition: The unvested shares of Common Stock held by employees as Restricted Stock Awards shall immediately vest in full, except to the extent that the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity; and all outstanding Options held by employees will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options held by employees that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) the subsequent termination of one or more of the Company's repurchase rights with respect to shares held by employees as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise terminate at that time, in the event that the employment of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

         (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

         (e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.       GENERAL PROVISIONS.

         (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of or as a consultant to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment or consulting relationship of any Participant at any time, with or without cause.

         (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         (d) The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. With respect to any nonqualified stock option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the nonqualified stock option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

         (e) No Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

         (f) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant; in each case, such new Options to have an exercise price per share based upon the Fair Market Value of the Common Stock as of the new grant date (i.e., the purchase price under a new nonqualified Option shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant of such new nonqualified Option, and the purchase price under a new Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such new Incentive Stock Option (110%, if the grantee of such new Incentive Stock Option is a greater-than-10% stockholder of the Company, as set forth in Section 5(b) above)). Subject to the provisions of Section 6(d), such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10.      AMENDMENT AND TERMINATION.

         (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification would change the eligibility requirements of the Plan, extend the term of the Plan, or increase the number of shares of Common Stock subject to grant as Options or Restricted Stock Awards under the Plan.

         (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

         (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

11.      EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

         The Plan became effective upon its adoption by the Board on May 28, 1996, subject to subsequent approval by the Company's stockholders. Unless previously terminated, the Plan will terminate on May 28, 2006.

                             MEDIQUAL SYSTEMS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                       UNDER THE 1996 STOCK INCENTIVE PLAN


         MediQual Systems, Inc. (the "Company"), a Delaware corporation, hereby grants, effective as of ____________, 199__ (the "Effective Date"), to _____________ (the "Optionee") the right and option (the "Option") to purchase up to ____________ shares of its Common Stock, $0.01 par value, at a price of $_________ per share [Note: must be at least 100% of fair market value as of the date of grant (110%, in the case of a greater-than-10% stockholder)], subject to the following terms and conditions.

         1. RELATIONSHIP TO PLAN. The Option is granted pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), and is in all respects subject to the terms and conditions of the Plan, a copy of which has been provided to the Optionee (the receipt of which the Optionee hereby acknowledges). Capitalized terms used and not otherwise defined in this Agreement are used as defined in the Plan. The Optionee hereby accepts the Option subject to all the terms and provisions of the Plan (including without limitation provisions relating to expiration and termination of the Option and adjustment of the number of shares subject to the Option and the exercise price therefor). The Optionee further agrees that all decisions under and interpretations of the Plan by the Company shall be final, binding, and conclusive upon the Optionee and his or her successors, permitted assigns, heirs, and legal representatives.

         2. VESTING. The Option shall vest and become exercisable only as follows, provided, in each case, that the Optionee continues to be employed by the Company or a Subsidiary (as defined in the Plan) of the Company on each applicable vesting date:

                                    Number (or Percentage) of Shares
         Date                       for which Option Exercisable
         ----                       ----------------------------



- -------------------------                 --------------

- -------------------------                 --------------

- -------------------------                 --------------

- -------------------------                 --------------

         3. TERMINATION OF OPTION. The Option shall terminate on the earlier of (a) ________________, 20___ [Note: cannot be later than the tenth anniversary of the date of grant (fifth anniversary, in the case of a greater-than-10% stockholder)], and (b) if the Optionee's employment with the Company terminates for any reason, the applicable date determined from the following table:

                  Reason for Termination
                  of Employment                      Option Termination Date
                  -------------                      -----------------------

         (i)      death of employee                  Twelve months thereafter

         (ii)     total and permanent                Twelve months thereafter
                  disability of employee
                  (as defined in Section
                   22(e)(3) of the Internal
                   Revenue Code of 1986,
                   as amended)

         (iii)    termination of employment          Three months thereafter
                  for any other reason

Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract.

         4. "LOCK-UP" AGREEMENT. The Optionee agrees that upon the Company's request at any time, whether before or after the exercise of the Option, the Optionee shall enter into an agreement pursuant to which, if the Company deems it necessary or desirable to make any public offering of shares of Common Stock, then without the prior written consent of the Company or the managing underwriter, if any, of any such offering, the Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge, or otherwise encumber or otherwise dispose of any shares of Common Stock issued or issuable pursuant to the Option, during such period (not to exceed 210 days) commencing on the effective date of the registration statement relating to such offering as the Company may request.

         5. METHODS OF EXERCISE. Except as may otherwise be agreed by the Optionee and the Company, the Option shall be exercisable only by a written notice in form and substance acceptable to the Company, specifying the number of shares to be purchased and accompanied by payment in cash of the aggregate purchase price for the shares for which the Option is being exercised.

         6. CHARACTERIZATION OF OPTION FOR TAX PURPOSES. Although the Option is intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, the Company makes no representation or warranty as to the tax treatment to the Optionee upon receipt or exercise of the Option or sale or other disposition of the shares covered by the Option. In addition, options granted to the Optionee under the Plan and any and all other plans of the Company and its affiliates shall not be treated as incentive stock options for tax purposes to the extent that options covering in excess of $100,000 of stock (based upon fair market value of the stock as of the respective dates of grant of such options) become exercisable in any calendar year; and such options shall be subject to different tax treatment (including the possibility of income tax withholding in accordance with the Plan).

         7. COMPLIANCE WITH LAWS. The obligations of the Company to sell and deliver Shares upon exercise of the Option are subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the relevant committee of the Board. If so required by the Board or such committee, no shares shall be delivered upon the exercise of the Option until the Optionee has given the Company a satisfactory written statement that he is purchasing such shares for investment, and not with a view to the sale or distribution of any such shares, and with respect to such other matters as the Board may deem advisable in order to assure compliance with applicable securities laws. All shares issued upon exercise of the Option shall bear appropriate restrictive legends.

         8. GENERAL. The Optionee may not transfer, assign, or encumber any of his or her rights under this Agreement without the prior written consent of the Company, and any attempt to do so shall be void. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of the sections of this Agreement are for reference only and shall not affect the interpretation or construction of this Agreement. This

Agreement shall bind and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, devisees, and legal representatives.


         IN WITNESS WHEREOF, the Company and the Optionee have executed and delivered this Agreement as an agreement under seal as of the Effective Date.


                                    MEDIQUAL SYSTEMS, INC.



                                    By
                                      ------------------------
                                      Name:
                                     Title:



                                    --------------------------
                                    Optionee

                             MEDIQUAL SYSTEMS, INC.


                       NONQUALIFIED STOCK OPTION AGREEMENT

                       UNDER THE 1996 STOCK INCENTIVE PLAN


         MediQual Systems, Inc. (the "Company"), a Delaware corporation, hereby grants, effective as of ____________, 199__ (the "Effective Date"), to _____________ (the "Optionee") the right and option (the "Option") to purchase up to ____________ shares of its Common Stock, $0.01 par value, at a price of $_________ per share, subject to the following terms and conditions.

         1. RELATIONSHIP TO PLAN. The Option is granted pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), and is in all respects subject to the terms and conditions of the Plan, a copy of which has been provided to the Optionee (the receipt of which the Optionee hereby acknowledges). Capitalized terms used and not otherwise defined in this Agreement are used as defined in the Plan. The Optionee hereby accepts the Option subject to all the terms and provisions of the Plan (including without limitation provisions relating to expiration and termination of the Option and adjustment of the number of shares subject to the Option and the exercise price therefor). The Optionee further agrees that all decisions under and interpretations of the Plan by the Company shall be final, binding, and conclusive upon the Optionee and his or her successors, permitted assigns, heirs, and legal representatives.

         2. VESTING. The Option shall vest and become exercisable only as follows, provided, in each case, that the Optionee continues to be employed by the Company or a Subsidiary (as defined in the Plan) of the Company on each applicable vesting date:

                                    Number (or Percentage) of Shares
         Date                       for which Option Exercisable
         ----                       ----------------------------



- -------------------------                 --------------

- -------------------------                 --------------

- -------------------------                 --------------

- -------------------------                 --------------

         3. TERMINATION OF OPTION. The Option shall terminate on the earlier of (a) ________________, 20___, and (b) if the Optionee's employment with the Company terminates for any reason, the applicable date determined from the following table:

                  Reason for Termination
                  of Employment                      Option Termination Date
                  -------------                      -----------------------
         (i)      death of employee                  Twelve months thereafter

         (ii)     total and permanent                Twelve months thereafter
                  disability of employee
                  (as defined in Section
                   22(e)(3) of the Internal
                   Revenue Code of 1986,
                   as amended)

         (iii)    termination of employment          Three months thereafter
                  for any other reason

Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract.

         4. "LOCK-UP" AGREEMENT. The Optionee agrees that upon the Company's request at any time, whether before or after the exercise of the Option, the Optionee shall enter into an agreement pursuant to which, if the Company deems it necessary or desirable to make any public offering of shares of Common Stock, then without the prior written consent of the Company or the managing underwriter, if any, of any such offering, the Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge, or otherwise encumber or otherwise dispose of any shares of Common Stock issued or issuable pursuant to the Option, during such period (not to exceed 210 days) commencing on the effective date of the registration statement relating to such offering as the Company may request.

         5. METHODS OF EXERCISE. Except as may otherwise be agreed by the Optionee and the Company, the Option shall be exercisable only by a written notice in form and substance acceptable to the Company, specifying the number of shares to be purchased and accompanied by payment in cash of the aggregate purchase price for the shares for which the Option is being exercised.

         6. CHARACTERIZATION OF OPTION FOR TAX PURPOSES. The Option is intended not to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and shall be subject to different tax treatment than that accorded incentive stock options (including the possibility of income tax withholding in accordance with the Plan).

         7. COMPLIANCE WITH LAWS. The obligations of the Company to sell and deliver Shares upon exercise of the Option are subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the relevant committee of the Board. If so required by the Board or such committee, no shares shall be delivered upon the exercise of the Option until the Optionee has given the Company a satisfactory written statement that he is purchasing such shares for investment, and not with a view to the sale or distribution of any such shares, and with respect to such other matters as the Board may deem advisable in order to assure compliance with applicable securities laws. All shares issued upon exercise of the Option shall bear appropriate restrictive legends.

         8. GENERAL. The Optionee may not transfer, assign, or encumber any of his or her rights under this Agreement without the prior written consent of the Company, and any attempt to do so shall be void. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of the sections of this Agreement are for reference only and shall not affect the interpretation or construction of this Agreement. This Agreement shall bind and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, devisees, and legal representatives.

         IN WITNESS WHEREOF, the Company and the Optionee have executed and delivered this Agreement as an agreement under seal as of the Effective Date.


                                    MEDIQUAL SYSTEMS, INC.



                                    By
                                      --------------------------
                                      Name:
                                     Title:



                                    ----------------------------
                                    Optionee